                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K




                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): January 22, 2001



                                 Duratek, Inc.
                                 -------------
                 (Exact name of registrant as specified in its
                                   charter)



                   Delaware                             0-14292                        22-2476180
   ---------------------------------------          ----------------             ----------------------
        (State or other jurisdiction of              (Commission File              (I.R.S. Employer
         incorporation or organization)                    Number)                Identification Number)


                10100 Old Columbia Road, Columbia, Maryland                               21046
                --------------------------------------------                           ----------
                   (Address of principal executive offices)                            (Zip Code)


      Registrant's telephone number, including area code: (410) 312-5100


                               GTS Duratek, Inc.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

                               GTS DURATEK, INC.



Item 5.     Other Events

            The Registrant hereby incorporates by reference the information contained in Exhibit 99.1 hereto in response to this Item 5, announcing a change in the name of the Registrant from GTS Duratek, Inc. to Duratek, Inc.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1        Duratek, Inc. Press Release dated January 22, 2001.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DURATEK, INC.


Date: January 22, 2001                         By: /s/ Robert F. Shawver
                                                   --------------------------
                                                   Robert F. Shawver
                                                   Executive Vice President and
                                                   Chief Financial Officer

                               INDEX TO EXHIBITS

Exhibit
Number                  Exhibit Description                              Page
------                  -------------------                              ----

 99.1       Duratek, Inc. Press Release dated January 22, 2001.